SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 1, 2003
                                 (May 1, 2003)




                           ALLIED FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



         MARYLAND                     0001-16763               36-4482786
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

  387 Shuman Boulevard, Suite 120W, Naperville, Illinois          60563
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (630) 778-7700



                                       N/A
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          (Former Name or Former Address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

         On May 1, 2003, Allied First Bancorp, Inc. issued a press release regarding its common stock repurchase program whereby Allied First Bancorp, Inc. may acquire up to 50,000 shares of its common stock. A copy of the press release is filed as Exhibit 99.1 hereto. Pursuant to General Instruction F of Form 8-K, this exhibit is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the repurchase by Allied First Bancorp, Inc. of up to 50,000 shares of its common stock. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These risks and uncertainties include changing market conditions, changes in the market price of Allied First Bancorp, Inc.'s common stock, lack of adequate funding for stock repurchases, regulatory constraints and other factors as may be identified from time to time in Allied First Bancorp, Inc.'s filings with the Securities and Exchange Commission or in Allied First Bancorp, Inc.'s press releases. Allied First Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated May 1, 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIED FIRST BANCORP, INC.




Date: May 1, 2003                        By: /s/ Kenneth L. Bertrand
     --------------------                   -----------------------------------
                                            Kenneth L. Bertrand
                                            President and Chief Executive
                                            Officer


Date: May 1, 2003                        By: /s/ Brian K. Weiss
                                            -----------------------------------
                                            Brian K. Weiss
                                            Chief Financial Officer





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                                  EXHIBIT INDEX




    Exhibit No.                        Description
    -----------                        -----------

      99.1                             Press Release dated May 1, 2003